                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 20, 2005

                         NORTH FORK BANCORPORATION, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-10458                  36-3154608
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


      275 Broadhollow Road Melville, New York                       11747
      ---------------------------------------                     ----------
      (Address of Principal Executive Offices)                    (Zip Code)


              (Registrant's Telephone Number, Including Area Code)
                                 (631) 844-1004


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

     North Fork Bancorporation, Inc. issued a press release on September 20, 2005 (See Exhibit 99.1) announcing that S&P affirmed its ratings and revised its outlook to Positive. An excerpt from the S&P release is as follows: "Standard & Poor's Ratings Services said today that it affirmed its ratings on Long Island, N.Y.- based North Fork Bancorp and its subsidiaries, including its `BBB+/A-2' counterparty credit rating on North Fork. At the same time, the outlook was revised to positive from stable."

ITEM 9.01 Financial Statements and Exhibits

     (c) Exhibits

           99.1     Press Release issued on September 20, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 20, 2005


NORTH FORK BANCORPORATION, INC.


By:


/s/ Daniel M. Healy
-----------------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer